Fees Summary	Aug. 14, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,540,000.00
Previously Paid Amount	0.00
Total Fee Amount	73,584.50
Total Offset Amount	0.00
Net Fee	$ 73,584.50
Final Prospectus	false